Exhibit 13.2


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
              SECTION 906 OF THE U.S. SARBANES -OXLEY ACT OF 2002

     In connection with the Annual Report of TELEFONICA HOLDING DE ARGENTINA S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2004, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Juan Ignacio Lopez Basavilbaso, Director, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                By: /s/ Juan Ignacio Lopez Basavilbaso
                                   -------------------------------------------
                                Name:   Juan Ignacio Lopez Basavilbaso
                                Title:  Director
Date: July 14, 2005